Exhibit 99.1

NEWS RELEASE

CONTACT:	Patrick Scanlon, Senior Vice President, Finance Division Head
Penseco Financial Services Corporation
(570) 346-7741

FOR RELEASE:	8:00 A.M. Eastern Time: April 26, 2013

Penseco Financial Services Corporation Reports Earnings as of March 31, 2013

SCRANTON, PA, April 26, 2013 – Penseco Financial Services Corporation (OTC Bulletin Board: PFNS) (the “Company”), the Scranton, Pennsylvania based financial holding company of Penn Security Bank & Trust Company, reported net income for the three months ended March 31, 2013 of $2,521,000, or $0.77 per basic and diluted weighted average share, compared with $2,730,000, or $0.83 per basic and diluted weighted average share, from the year ago period, a decrease of $209,000, or 7.7%. Pre-provision net interest income decreased $330,000, or 4.0%. Net interest income, after provision for loan and lease losses, decreased $438,000, or 5.5%, during the 2013 period, due to a $778,000, or 8.0%, decrease in interest income, and an increase in the provision for loan and lease losses of $108,000, or 56.3%, offset by a decrease in interest expense of $448,000, or 30.2%, from lower funding costs. The decrease in interest income was primarily attributable to investment and loan cash flows being reinvested at historically low yields, including excess reserve deposits held at the Federal Reserve Bank of Philadelphia.

Non-Interest Income

Total non-interest income decreased $68,000, or 2.3%, to $2,826,000 for the three months ended March 31, 2013, compared with $2,894,000 for the corresponding period in 2012. This decrease was primarily attributable to a decrease of $176,000 in merchant transaction income due to lower volume, and was offset by a $54,000 increase in net realized gains on securities, a $33,000 increase in brokerage fee income and a $29,000 increase in trust department income.

Non-Interest Expenses

Total non-interest expenses decreased $216,000, or 2.9%, to $7,125,000 for the three months ended March 31, 2013 compared with $7,341,000 for the corresponding period in 2012. This decrease was primarily attributable to a $132,000 decrease in salaries and employee benefits due to lower compensation expenses and a $106,000 decrease in merchant transaction expenses, due to lower volume. These decreases in total non-interest expenses were offset by a $50,000 increase in other operating expenses.

Asset Quality

The Company maintains an allowance for loan and lease losses which reflects management’s estimate of probable loan losses, as determined in accordance with the Company’s allowance for loan and lease losses methodology. The ratio of the allowance for loan and lease losses to total loans was 1.12% and 1.07% as of March 31, 2013 and 2012, respectively, and 1.11% as of December 31, 2012.

Non-accrual loans equaled $2,943,000, or 0.46% of outstanding loans, at March 31, 2013, representing an increase of $663,000, or 29.1%, from $2,280,000 in non-accrual loans, or 0.37% of outstanding loans, at December 31, 2012. There were no commitments to lend additional funds to borrowers whose loans were in non-accrual status at March 31, 2013.

Net loan charge-offs amounted to $140,000, or 0.02%, of average outstanding loans for the three months ended March 31, 2013, compared to $92,000, or 0.01%, of average outstanding loans outstanding for the three months ended March 31, 2012.

The Company continues to proactively evaluate probable loan and lease losses and address delinquent loans by, among other things, obtaining current appraisals of collateral, increasing communication with borrowers and placing loans on non-accrual status when collection is in doubt and the loan is moving toward foreclosure or liquidation of collateral.

Income Tax Expense

Applicable income taxes decreased $81,000, or 9.9%, primarily due to lower taxable income for the three months ended March 31, 2013.

Restatement

During the quarter ended June 30, 2012, the Company became aware that the actuarially computed value of its postretirement benefit liability was inaccurate. The postretirement benefit plan provides employees with life insurance coverage that continues at various levels after retirement. Due to a change in the assumptions provided by the Company to its actuary as to the cost of future premiums, the actuarially computed unfunded liability was understated.

The restatement resulted in the following changes to numbers previously reported:

As of December 31, 2011, an increase in other liabilities (postretirement liability) of $2,525,000 and an increase in other assets (deferred taxes) of $858,000 resulted in a net decrease to Stockholders’ Equity of $1,667,000, from $129,000,000 to $127,333,000.

As of March 31, 2012, an increase in other liabilities (postretirement liability) of $2,589,000 and an increase in other assets (deferred taxes) of $880,000 resulted in a net decrease to Stockholders’ Equity of $1,709,000, from $130,468,000 to $128,759,000.

For the three months ended March 31, 2012, an increase of $64,000 in salaries and employee benefits expense and a decrease of $22,000 in applicable income taxes resulted in a net reduction in net income of $42,000 from $2,772,000 to $2,730,000, or approximately $0.02 per share. Comprehensive income also was reduced by $42,000, from $2,844,000 to $2,802,000.

PENSECO FINANCIAL SERVICES CORPORATION

FINANCIAL HIGHLIGHTS

(unaudited)

(in thousands, except per share amounts based on weighted average shares outstanding in each period)

	March 31,	March 31,	Inc / (Dec)%
	2013	2012*	$	Change
	Three Months Ended
PERFORMANCE RATIOS
Return on Average Assets	1.10%	1.18%		-6.78%
Return on Average Equity	7.54%	8.46%		-10.87%
Net Interest Margin (1)	3.97%	4.10%		-3.17%
Efficiency Ratio (2)	66.69%	66.25%		0.66%
STOCKHOLDERS’ VALUE
Net Income	$2,521	$2,730	$(209)	-7.66%
Earnings per share - Basic	0.77	0.83	(0.06)	-7.23%
Earnings per share - Diluted	0.77	0.83	(0.06)	-7.23%
Dividends Per Share	0.42	0.42	—	—
Book Value Per Share	40.67	39.30	1.37	3.49%
Market Value Per Share	37.55	37.75	(0.20)	-0.53%
Market Value/Book Value	92.33%	96.06%		-3.88%
Price Earnings Multiple	12.19x	11.37x		7.21%
Dividend Payout Ratio	54.55%	50.60%		7.81%
Dividend Yield	4.47%	4.45%		0.45%
SAFETY AND SOUNDNESS
Stockholders’ Equity/Assets	14.33%	13.89%		3.17%
Total Capital/Risk Weighted Assets	18.00%	16.94%		6.26%
Tier 1 Capital/Risk Weighted Assets	16.84%	15.84%		6.31%
Tier 1 Capital/Average Assets	11.78%	11.17%		5.46%
Non-performing Assets/Total Assets	0.39%	0.46%		-15.22%
Non-performing loans to period end loans	0.46%	0.38%		21.05%
Allowance for loan and lease losses to period end loans	1.12%	1.07%		4.67%
BALANCE SHEET HIGHLIGHTS
Total Assets	$929,788	$927,002	$2,786	0.30%
Total Investments	172,248	190,977	(18,729)	-9.81%
Net Loans	629,173	630,517	(1,344)	-0.21%
Allowance for Loan and Lease Losses	7,110	6,811	299	4.39%
Total Deposits	741,337	724,929	16,408	2.26%
Stockholders’ Equity	133,225	128,759	4,466	3.47%

(1)	The net interest margin is equal to tax equivalent net interest income divided by average interest earning assets. In order to make pre-tax income on tax-exempt investments and loans comparable to taxable investments and loans, a tax equivalent adjustment, based on a 34% tax rate, is made to interest income. This adjustment increased interest income by $532 and $579 for the three months ended March 31, 2013 and 2012, respectively. The Company believes that the tax equivalent presentation is consistent with industry practice. Although the Company believes that these financial measures enhance investors’ understanding of our business and performance, these measures should not be considered an alternative to GAAP.
(2)	The efficiency ratio is equal to non-interest expenses divided by the sum of net interest income and non-interest income.

* - as restated

PENSECO FINANCIAL SERVICES CORPORATION

CONSOLIDATED BALANCE SHEETS

(unaudited)

(in thousands, except per share amounts)

	March 31,	March 31,
	2013	2012*
ASSETS

Cash and due from banks	$10,321	$12,451
Interest bearing balances with banks	42,945	14,648
Federal funds sold	—	—

Cash and Cash Equivalents	53,266	27,099
Investment securities:
Available-for-sale, at fair value	157,047	169,158
Held-to-maturity (fair value of $15,944 and $22,910, respectively)	15,201	21,819

Total Investment Securities	172,248	190,977
Loans, net of unearned income	636,283	637,328
Less: Allowance for loan and lease losses	7,110	6,811

Loans, Net	629,173	630,517

Bank premises and equipment	14,984	13,842
Other real estate owned	713	1,786
Accrued interest receivable	2,844	3,177
Goodwill	26,398	26,398
Bank owned life insurance	17,735	17,229
Federal Home Loan Bank stock	3,593	5,545
Other assets	8,834	10,432

Total Assets	$929,788	$927,002

LIABILITIES

Deposits:
Non-interest bearing	$144,128	$140,982
Interest bearing	597,209	583,947

Total Deposits	741,337	724,929
Other borrowed funds:
Securities sold under agreements to repurchase	8,011	10,069
Short-term borrowings	—	—
Long-term borrowings	36,287	54,016
Accrued interest payable	544	875
Other liabilities	10,384	8,354

Total Liabilities	796,563	798,243

STOCKHOLDERS’ EQUITY

Common stock; $ .01 par value, 15,000,000 shares authorized, 3,276,079 shares issued and outstanding	33	33
Surplus	48,920	48,865
Retained earnings	84,943	80,067
Accumulated other comprehensive income	(671)	(206)

Total Stockholders’ Equity	133,225	128,759

Total Liabilities and Stockholders’ Equity	$929,788	$927,002

* - as restated

PENSECO FINANCIAL SERVICES CORPORATION

CONSOLIDATED STATEMENTS OF INCOME

(unaudited)

(in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2013	2012*
INTEREST INCOME
Interest and fees on loans and leases	$7,787	$8,287
Interest and dividends on investments:
U.S. Treasury securities and U.S. Agency obligations	439	639
States & political subdivisions	623	715
Other securities	19	16
Interest on Federal funds sold	—	—
Interest on balances with banks	22	11

Total Interest Income	8,890	9,668

INTEREST EXPENSE
Interest on time deposits of $100,000 or more	265	312
Interest on other deposits	406	644
Interest on other borrowed funds	362	525

Total Interest Expense	1,033	1,481

Net Interest Income	7,857	8,187
Provision for loan and lease losses	300	192

Net Interest Income After Provision for Loan and Lease Losses	7,557	7,995

NON-INTEREST INCOME
Trust department income	391	362
Service charges on deposit accounts	467	459
Merchant transaction income	1,031	1,207
Brokerage fee income	90	57
Other fee income	401	403
Bank-owned life insurance income	119	118
Other operating income	226	241
Impairment losses on investment securities	—	—
Realized gains (losses) on securities, net	101	47

Total Non-Interest Income	2,826	2,894

NON-INTEREST EXPENSES
Salaries and employee benefits	3,583	3,715
Premises and equipment	801	837
Merchant transaction expenses	625	731
FDIC insurance assessments	118	110
Other operating expenses	1,998	1,948

Total Non-Interest Expenses	7,125	7,341

Income before income taxes	3,258	3,548
Applicable income taxes	737	818

Net Income	$2,521	$2,730

Weighted average shares outstanding - Basic	3,276,079	3,276,079
Weighted average shares outstanding - Diluted	3,277,302	3,276,079
Earnings per Common Share - Basic	$0.77	$0.83
Earnings per Common Share - Diluted	$0.77	$0.83
Cash Dividends Declared Per Common Share	$0.42	$0.42

* - as restated

PENSECO FINANCIAL SERVICES CORPORATION

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(unaudited)

(in thousands)

	Three Months Ended	Three Months Ended
	March 31, 2013	March 31, 2012*
Net Income	$2,521	$2,730

Other comprehensive income, net of tax:
Unrealized (losses) gains on securities:
Unrealized holding (losses) gains arising during the period	(314)	103
Less: reclassification adjustment for gains (losses) included in net income	67	31

Other comprehensive income	(381)	72

Comprehensive Income	$2,140	$2,802

* - as restated

PENSECO FINANCIAL SERVICES CORPORATION

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

THREE MONTHS ENDED MARCH 31, 2013 AND 2012

(unaudited)

(in thousands, except per share amounts)

				Accumulated
				Other	Total
	Common		Retained	Comprehensive	Stockholders’
	Stock	Surplus	Earnings	Income	Equity

Balance, December 31, 2011*	$33	$48,865	$78,713	$(278)	$127,333

Net income*	—	—	2,730	—	2,730

Other comprehensive income				72	72

Cash dividends declared ($0.42 per share)	—	—	(1,376)	—	(1,376)

Balance, March 31, 2012*	$33	$48,865	$80,067	$(206)	$128,759

Balance, December 31, 2012	$33	$48,905	$83,798	$(290)	$132,446

Stock-based compensation		15			15

Net income	—	—	2,521	—	2,521

Other comprehensive income				(381)	(381)

Cash dividends declared ($0.42 per share)	—	—	(1,376)	—	(1,376)

Balance, March 31, 2013	$33	$48,920	$84,943	$(671)	$133,225

* - as restated

About Penseco Financial Services Corporation

Penseco Financial Services Corporation, through its subsidiary Penn Security Bank & Trust Company, operates thirteen offices in Lackawanna, Luzerne, Wayne and Monroe counties. The Company’s stock is quoted on the OTC Bulletin Board, under the symbol, “PFNS”.

Safe Harbor Forward-Looking Statements

This press release, as well as other written communications made from time to time by the Company and its subsidiaries and oral communications made from time to time by management of the Company, may contain statements relating to the future results of the Company (including certain projections and business trends) that are considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential”. For these statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the PSLRA.

The Company cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: prevailing economic and political conditions, particularly in our market area; credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; and other economic, competitive, governmental, regulatory and technological factors affecting the Company’s operations, pricing, products and services and other factors that may be described in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission from time to time. The forward-looking statements are made as of the date of this release, and, except as may be required by applicable law or regulation, the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

Reconciliation of Non-GAAP Financial Measures

Tangible Assets and Equity

Management believes that tangible assets, tangible equity, and the related ratios of tangible equity to tangible assets, tangible book value per share, and market value to tangible book value, are useful to investors in evaluating the Company’s results of operations and financial condition. Our intangible assets, namely goodwill and the core deposit intangible, are the result of our accounting for the Merger, and we would not be able to sell those assets separately from all other assets of the business. Tangible equity and tangible book value per share are used generally as conservative measures of net worth, approximating liquidation value.

The following table presents a reconciliation of tangible assets / tangible equity.

	March 31, 2013		March 31, 2012*
Tangible Assets
Total Assets		$929,788		$927,002
Less:
Goodwill	26,398		26,398
Core Deposit Intangible	774		1,032

		27,172		27,430

Tangible Assets		$902,616		$899,572

Tangible Equity
Total Equity		$133,225		$128,759
Less:
Goodwill	26,398		26,398
Core Deposit Intangible	774		1,032

		27,172		27,430

Tangible Equity		$106,053		$101,329

Tangible Equity / Tangible Assets		11.75%		11.26%

Tangible Book Value Per Share		$32.37		$30.93

Market Value / Tangible Book Value		116.00%		122.05%

* - as restated